UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2024

(Date of Amendment Filing: September 22, 2025)

REDOX INTERNATIONAL GROUP, Corp.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-255055 (Commission File Number)	98-1578603 (IRS Employer Identification No.)

17875 Von Karman Avenue, Suite 150

Irvine, California 92614

(Address of Principal Executive Offices)

(323) 909-2866

Registrant’s telephone number, including area code:

Copies to:

Donald P. Hateley, Esq.

The Hateley Firm, APC

620 Newport Center Drive, Suite 1100

Newport Beach, CA 92660

Phone: (949) 438-1040

Fax: (310) 388-5899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K originally filed with the Securities and Exchange Commission on August 18, 2025 (the “Original Filing”) is being filed solely to correct a factual error in Item 3.02 of the Original Filing.

The Original Filing incorrectly stated that 1,725,000 shares of restricted common stock were resold in private transactions by Company affiliates to eleven (11) non-US persons located outside the United States. The correct number of shares resold is 1,325,000 to eight (8) non-US persons located outside the United States.

No other changes have been made to the Original Filing.

ITEM 3.02 Unregistered Sales of Equity Securities. (Amended)

Between August 6, 2024 and January 15, 2025, certain affiliates of the Company—namely Dr. Han-Wen Ou and Mr. Hsun-Chih Lee—resold an aggregate of 1,325,000 restricted shares of common stock in private transactions to eight (8) non-U.S. persons located outside the United States. These resales were made prior to the expiration of the one-year distribution compliance period required under Rule 904 of Regulation S of the Securities Act of 1933, as amended.

While the Company was not a direct participant in the transactions, as issuer of the restricted securities, it acknowledges its responsibility to ensure affiliate compliance with U.S. securities laws. The Board of Directors has acknowledged that the transactions may have constituted technical violations of Section 5 of the Securities Act due to the premature resale of restricted securities by affiliates.

As previously disclosed, both individuals voluntarily submitted written rescission offers to the respective purchasers, offering to repurchase the shares at the original purchase price. None of the shareholders affected accepted the rescission offer. The Company believes that the failure to accept rescission mitigates the risk of contingent liability as well as future enforcement or private claims.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDOX INTERNATIONAL GROUP, CORP.

Dated: September 22, 2025	By:	/s/ Han-Wen Ou
	Name:	Han-Wen Ou
	Title:	Chief Executive Officer

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